EXHIBIT 10.2
                            OLD LINE BANCSHARES, INC.

                             STOCK OPTION AGREEMENT

         This Stock Option Agreement is entered into as of the ___ day of ____________, 200__ by and between Old Line Bancshares, Inc. (the "Company"), a Maryland corporation, and _______________ ("Grantee").

                                    ARTICLE 1
                                   DEFINITIONS

         Definitions. As used in this Agreement, in addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein with initial capital letters:

         (a) "Agreement" shall mean this Stock Option Agreement and shall include the applicable provisions of any Plan which are hereby incorporated into and made a part of the Agreement.

         (b) "Grant Date" shall mean the date on which the Compensation Committee of the Board of Directors formally acts to grant an Option to Grantee.

         (d) "Incentive Stock Option" shall mean an Option that is intended to be an "incentive stock option" within the meaning of Section 422. of the Code.

         (e) "Option Price" shall mean the price per share of Common Stock at which the Option may be exercised.

         (f) "Plan" or "2004 Plan" shall mean the Old Line Bancshares, Inc. 2004 Equity Incentive Plan (the "2004 Plan"), a copy of which is attached hereto as Exhibit C.

         In addition, other capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Plan.

                                    ARTICLE 2
                                 GRANT OF OPTION

         Section 2.1 Grant of Options. The Company, pursuant to the 2004 Plan, hereby grants to Grantee, as of the date hereof, the Option to purchase ______ shares of Common Stock. The Option Price per share shall be $___________, which is equal to the Fair Market Value of a share of Common Stock on the Grant Date.

         Section 2.2 Type of Option. The Option granted pursuant to Section 2.1 is intended to be an Incentive Stock Option.




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         Section 2.3 Term of Option. The Option granted pursuant to Sections 2.1 shall expire on the tenth anniversary of its grant date, unless the Option terminates earlier pursuant to other provisions of this Agreement or the Plan.

         Section 2.4 Vesting. Subject to the terms of the Plan with respect to vesting, the Option granted pursuant to Section 2.1 shall vest and become exercisable in accordance with the vesting schedule set forth on Exhibit A, attached hereto and incorporated by reference herein. The extent to which the Option is vested and exercisable as of a particular vesting date shall be rounded down to the nearest whole share. However, vesting is rounded up to the nearest whole share on the last vesting date. Notwithstanding the foregoing, in no event may a vested Option be exercised until at least six months after the Grant Date.

                                    ARTICLE 3
                               EXERCISE OF OPTION

         Section 3.1 Manner of Exercise. The Option may be exercised, in whole or in part, by delivering written notice to the Secretary of the Company in such form as the Board of Directors may require from time to time. Such notice shall specify the number of shares of Common Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Option Price of the shares of Common Stock as to which the Option is being exercised. In addition, if the shares subject to the Plan are not registered under the Securities Act of 1933, as amended, or are not otherwise exempt from such registration, such notice shall be accompanied by a written statement that the shares are purchased for investment and not with a view to distribution and acknowledgment of restrictions on the transferability of the shares. Payment of the Option Price shall be made as provided in the Plan. Notwithstanding the foregoing, the Option may not be exercised at any one time as to fewer than 100 shares (or such number of shares as to which the Option is then exercisable if such number of shares is less than 100). A form of notice is attached hereto as Exhibit B.

         Section 3.2 Issuance of Shares and Payment of Option Price Upon Exercise. Upon exercise of the Option, in whole or in part, in accordance with the terms of this Agreement and upon payment of the Option Price for the shares of Common Stock as to which the Option is exercised, the Company shall issue to Grantee the number of shares of Common Stock paid for, in the form of fully paid and non-assessable Common Stock.

                                    ARTICLE 4
                              TERMINATION OF OPTION

         Unless the Option has earlier terminated pursuant to the provisions of this Agreement, the Option granted to Grantee hereunder shall terminate as provided in the Plan.

                                    ARTICLE 5
                                  MISCELLANEOUS

         Section 5.1 Non-Guarantee of Employment. Nothing in the Plan or in this Agreement shall confer upon any Grantee the right to continue in the employ or service of the Company or any Subsidiaries, to be entitled to any remuneration or benefits not set forth in the Plan or this


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Agreement or to interfere with or limit in any way the right of the Company or any Subsidiary to terminate such Grantee's employment.

         Section 5.2 No Rights of Stockholder. Grantee shall not have any of the rights of a stockholder with respect to the shares of Common Stock that may be issued upon the exercise of the Option until the issuance of a stock certificate(s) for such shares upon the due exercise of the Option.

         Section 5.3 Agreement Subject to Charter and By-Laws. This Agreement is subject to the Charter and By-Laws of the Company, and any applicable federal or state laws, rules or regulations.

         Section 5.4 Gender. As used herein the masculine shall include the feminine as the circumstances may require.

         Section 5.5 Headings. The headings in the Agreement are for reference purposes only and shall not affect the meaning or interpretation of the Agreement.

         Section 5.6 Notices. All notices and other communications made or given pursuant to the Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Company or an affiliate, and to the Company for the attention of its Secretary at its principal office.

         Section 5.8 Notice of Disqualifying Disposition. If Grantee makes a disposition (as that term is defined in Section 424(c) of the Code) of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option within two (2) years of the Grant Date or within one (1) year after the shares of Common Stock are transferred to Grantee, Grantee shall notify the Board of Directors of such disposition in writing.

                                    ARTICLE 6
                               SCOPE OF AGREEMENT

         Section 6.1 Entire Agreement; Modification. The Agreement, along with the Plan, contains the entire agreement between the parties with respect to the subject matter contained herein and supersedes all prior agreements or understandings between the parties with respect to the Option described in this Agreement. This Agreement may not be modified or amended except as provided in the Plan or in a written document signed by each of the parties hereto.

         Section 6.2 Conformity with Plan. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. In the event of any inconsistencies between this Agreement and the Plan, the Plan shall control.

         Section 6.3 Counterparts. The Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.



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         Section 6.4 Acknowledgment. BEFORE SIGNING HEREUNDER, THE GRANTEE
SHOULD READ AND THOROUGHLY REVIEW THE PLAN ATTACHED HERETO AS EXHIBIT C. BY SIGNING HEREUNDER, THE GRANTEE ACKNOWLEDGES RECEIPT OF THE PLAN AND REPRESENTS THAT GRANTEE HAS READ AND THOROUGHLY REVIEWED THE PLAN.

          IN WITNESS WHEREOF, the parties have executed the Agreement as of the date first above written.

ATTEST:                    OLD LINE BANCSHARES, INC.


                               By:
---------------------------        -----------------------------


WITNESS:                       GRANTEE


---------------------------        -----------------------------





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                                    EXHIBIT A

                                VESTING SCHEDULE



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                                    EXHIBIT B

Old Line Bancshares, Inc.
2995 Crain Highway
P.O. Box 1890
Waldorf, Maryland 20604
Attn: Secretary

Dear Secretary:

         I hereby exercise the Option granted to me on , by Old Line Bancshares, Inc. (the "Company"), subject to all the terms and provisions of that certain Stock Option Agreement between me and the Company and the Old Line Bancshares, Inc. 2004 Equity Incentive Plan (the "Plan"), and notify you of my desire to purchase shares of Common Stock of the Company at a price of $ ___________ per share pursuant to the exercise of said Option.

Total Amount Enclosed: $
                        ------------


Date:                                                                 (Optionee)
     -----------------                 -------------------------------

                              Received by Old Line Bancshares, Inc. on         .
                                                                       ---------

                                       By:      _____________________________



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                                    EXHIBIT C

                                  COPY OF PLAN






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